UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2011

ReGen Biologics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-20805	23-2476415

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

411 Hackensack Avenue
Hackensack, NJ	07601

(Address of principal executive offices)	(Zip Code)

(201) 651-5140
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995.  Such statements are based on the current expectations and beliefs of the Registrant and its management and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in such forward-looking statements, including those discussed in the Risk Factors section of the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2008, its Quarterly Report on Form 10-Q for the quarter ended June 30, 2009 and its additional filings with the Securities and Exchange Commission.  There can be no assurance that any assumptions and other factors set forth herein or therein will occur, and the Registrant undertakes no obligation to update such forward-looking information in the future except as required by law.

Item 1.01. Entry Into a Material Definitive Agreement.

On April 21, 2011, ReGen Biologics, Inc. (the “Company” or the “Registrant”) and its wholly owned subsidiary, RBio, Inc. (collectively, the “Borrowers”), entered into a DIP Loan and Security Agreement (the “DIP Loan Agreement”) with Sports Medicine Holding Company LLC, as lender (the “Lender”). The Lender is an affiliate of Ivy Healthcare Capital II, L.P., one of the Company’s secured creditors and a significant stockholder of the Company.  Under the DIP Loan Agreement, the Lender has agreed to lend the Borrowers up to $1.4 million in debtor-in-possession financing. Loans under the DIP Loan Agreement will bear interest at the rate of 12% per annum (18% in the event of a default), are secured by a superpriority secured lien on substantially all of the Borrowers’ assets, and mature on June 30, 2011. The DIP Loan Agreement contains various representations, warranties, covenants, borrowing conditions and events of default, all as more particularly set forth in the DIP Loan Agreement.

The DIP Loan Agreement is subject to final approval by the United States Bankruptcy Court for the District of Delaware.

The foregoing descriptions of the DIP Loan Agreement do not purport to be complete and are qualified in their entirety by reference to the complete text of the DIP Loan Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by this reference.

Item 1.03. Bankruptcy or Receivership.

The information set forth in Item 1.01 above with respect to the DIP Loan Agreement is incorporated herein by this reference.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above with respect to the DIP Loan Agreement is incorporated herein by this reference.

Item 9.01. Financial Statements And Exhibits.

(d) Exhibits

10.1	DIP Loan and Security Agreement by and among ReGen Biologics, Inc., RBio, Inc. and Sports Medicine Holding Company LLC.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGEN BIOLOGICS, INC.

By:	/s/ Gerald E. Bisbee, Jr., Ph.D.
Name:	Gerald E. Bisbee, Jr., Ph.D.
Title:	President and
Chief Executive Officer

Dated:  April 25, 2011